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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D. C. 20549
                                ________________

                                    Form 8-K
                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                 DATE OF EARLIEST EVENT REPORTED: April 1, 2003

                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)
                         COMMISSION FILE NUMBER 1-13167
                                      TEXAS




                  TEXAS                                  74-1611874
     (State or other jurisdiction of        (I.R.S. Employer Identification No.)
     incorporation or organization)

       15835 Park Ten Place Drive                           77084
             Houston, Texas                              (Zip Code)
(Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800
                                       N/A
         (Former name or former address, if changed since last report.)
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

ITEM 5. OTHER EVENTS


     On April 1, 2003 the Company announced that it executed a $225,000,000 Senior Secured Credit Facility with a Bank Group to refinance existing indebtedness of approximately $175,000,000 and to provide for on-going working capital and general corporate needs. A copy of the press release announcing the new Credit Facilities is filed with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. EXHIBITS


EXHIBIT 99.1    PRESS RELEASE DATED APRIL 1, 2003

EXHIBIT 99.2    CONTRACT STATUS SUMMARY AT APRIL 1, 2003



ITEM 9.    REGULATION FD DISCLOSURE


     The ATWOOD HUNTER is currently drilling a one well for Apache Egypt Companies, which is expected to be completed in April 2003. Burullus Gas Company has issued a Letter of Award to use the ATWOOD HUNTER to drill one well off the coast of Egypt immediately following the completion of the Apache work. This well is expected to take 45 to 60 days to complete and has a dayrate of $37,000.

     The ATWOOD FALCON is drilling its fifth well of an eight well contract with Woodside on assignment to BHP Billiton. The dayrate of $108,000 will apply to the final three wells.

     Additional information with respect to the Company's Contract Status Summary at April 1, 2003 is attached hereto as exhibits 99.2 which is being furnished in accordance with rule 101 (e) (1) under Regulation FD and should not be deemed to be filed.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company' annual report on Form 10-K for the year ended September 30, 2002, filed with the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ATWOOD OCEANICS, INC.
                                               (Registrant)



                                               /s/ James M. Holland
                                               James M. Holland
                                               Senior Vice President

                                               DATE:    April 1, 2003

                                  EXHIBIT INDEX


EXHIBIT NO.                  DESCRIPTION

99.1                 Press Release dated April 1, 2003

99.2                 Contract Status Summary at April 1, 2003

                                                                   EXHIBIT 99.1

Houston, Texas
1 April 2003


        FOR IMMEDIATE RELEASE:

     Atwood Oceanics,  Inc. (Houston based  International  Drilling  Contractor,
NYSE: "ATW"), announced today that it has executed a $225,000,000 Senior Secured Credit Facility with several banks with Nordea Bank Finland, PLC as Lead Arranger, to refinance all of its existing indebtedness of approximately $175,000,000 and to provide for on-going working capital and general corporate needs. The Credit Facility consists of a $150,000,000 Term Loan Facility and a $75,000,000 Revolving Loan Facility. The Term Loan Facility is structured as a five-year term loan and will amortize through 18 consecutive quarterly installments commencing on December 31, 2003. The Revolving Loan Facility matures in March 2008. Loans under the Facilities will bear interest at varying rates ranging from 1.5% to 2.5% over LIBOR, depending upon the ratio of outstanding debt to earnings before interest, taxes and depreciation.



                                                      Contact: Jim Holland
                                                            (281) 749-7804

                                                                   EXHIBIT 99.2




                                          ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                  CONTRACT STATUS SUMMARY
                                                     AT APRIL 1, 2003

   NAME OF RIG             LOCATION         CUSTOMER                    CONTRACT STATUS
   ===========             ========         ========                    ================
SEMISUBMERSIBLES -
==================
ATWOOD FALCON              AUSTRALIA        BHP BILLITON ("BHP") on    The rig is drilling its fifth well of an
                                            assignment from            eight well contract with Woodside on
                                            WOODSIDE ENERGY LTD.       assignment to BHP.  The contract is estimated
                                            ("WOODSIDE")               to be complete in  June 2003.

ATWOOD HUNTER              EGYPT            APACHE MEDITERRANEAN       The rig is currently drilling a well for
                                            CORPORATION LDC            Apache which is expected to be completed in
                                            ("APACHE")                 April 2003.  Burullus Gas Copmany has issued
                                                                       a letter of award to use the rig to drill one
                                                                       well off the coast of Egypt following the
                                                                       completion of the Apache work. Contract
                                                                       opportunities for additional work following
                                                                       completion of the Burullus well are being
                                                                       pursued in the Mediterranean Area.

ATWOOD EAGLE               ANGOLA           ESSO EXPLORATION ANGOLA    The Company has executed a contract with ESSO
                                            (BLOCK 15) LIMITED         for the use of the rig to drill three firm
                                            ("ESSO")                   wells, plus options for four additional
                                                                       wells, off the coast of Angola.  The rig
                                                                       arrived Angola on February 18, 2003 and
                                                                       commenced drilling operations in early March
                                                                       2003.  The drilling program could extend 6 to
                                                                       12 months depending on the length of wells
                                                                       and number of options exercised.

SEAHAWK                    MALAYSIA         EXXONMOBIL EXPLORATION &   The rig's current contract terminates in
                                            PRODUCTION MALAYSIA INC.   December 2003, with an option for the
                                                                       Operator to extend.

ATWOOD SOUTHERN CROSS      MEDITERRANEAN SEA ENI S.P.A. - AGIP         The rig is drilling the last well under its
                                             DIVISION ("AGIP")         contract with AGIP, which is expected to be
                                                                       completed in late April/early May 2003.
                                                                       Contract opportunities for additional work
                                                                       following completion of the AGIP wells are
                                                                       being pursued in the Mediterranean Area.

SEASCOUT                   UNITED STATES                               The SEASCOUT was purchased in December 2000
                           GULF OF MEXICO                              for future conversion to a tender-assist
                                                                       unit, similar to the SEAHAWK, once an
                                                                       acceptable contract opportunity is secured.
                                                                       The rig is currently coldstacked.

CANTILEVER JACK-UPS -
=====================
VICKSBURG                  MALAYSIA         EXXONMOBIL EXPLORATION     In early October 2002, the rig commenced a
                                            AND PRODUCTION MALAYSIA    two-year drilling program (with an option by
                                            INC. ("EMEPMI")            EMEPMI for one additional year), with EMEPMI
                                                                       having the right to terminate the drilling
                                                                       program after one year at any time with a 120
                                                                       days notice period.

ATWOOD BEACON                                                          The Company expects the construction of this
                           UNDER                                       ultra-premium jack-up drilling unit to be
                           CONSTRUCTION                                completed by May/June 2003.
SUBMERSIBLE -
=============
RICHMOND                   UNITED STATES     BURLINGTON RESOURCES OIL  The rig is currently drilling one well for
                           GULF OF MEXICO    & GAS COMPANY             Burlington, with an estimated completion date
                                             ("BURLINGTON")            in April 2003.  Immediately upon completion
                                                                       of its current contract, the rig will
                                                                       commence a two-firm wells, plus four-option
                                                                       wells contract for Ocean Energy, Inc.   The
                                                                       two firm wells have an estimated duration of
                                                                       60 to 90 days.  The contract contains a
                                                                       30-day early termination provision.
MODULAR PLATFORMS -
===================
GOODWYN 'A' /NORTH         AUSTRALIA         WOODSIDE ENERGY LTD.      There is currently an indefinite planned
RANKIN 'A'                                                             break in drilling activity for the two
                                                                       client-owned rigs managed by the Company.
                                                                       The Company is involved in maintenance of the
                                                                       two rigs for future drilling programs.